EXHIBIT 99.2

DIRECTORS AND EXECUTIVE OFFICERS OF THE REPORTING PERSONS

The following information is provided for each of the directors and executive officers of the Reporting Persons:

•	Name

•	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted.

Directors and Executive Officers of Andrade Gutierrez S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Sérgio Lins Andrade	Praia de Botafogo 186, (20th floor), Botafogo, 22250-145, Rio de Janeiro, RJ, Brazil	Chairman of Board of Directors of Andrade Gutierrez S.A. Chief Executive Officer of Administradora Santo Estevão S.A.

Angela Gutierrez	Rua Sinval de Sá nº. 70, Cidade Jardim, 30380-070, Belo Horizonte, BH, Brazil	Member of the Board of Directors of Andrade Gutierrez S.A. Executive Officer of Administradora Sant’Ana LTDA

Eduardo Borges de Andrade	Rua Sinval de Sá nº. 70, Cidade Jardim, 30380-070, Belo Horizonte, BH, Brazil

Member of the Board of Directors of Andrade Gutierrez S.A.

Chairman of Board of Director of Administradora São Miguel S.A.

Chief Executive Officer of Administradora São Miguel S.A.

Member of the Board of Directors of Companhia Energética de Minas Gerais – CEMIG

Chairman of Board of Director of CCR S.A.

Álvaro Furtado de Andrade	Rua Sinval de Sá nº. 70, Cidade Jardim, 30380-070, Belo Horizonte, BH, Brazil

Member of the Board of Directors of Andrade Gutierrez S.A.

Vice President of Board of Director of Administradora São Miguel S.A.

Vice President of Administradora São Miguel S.A.

Executive Officer Guvidala Participações LTDA

Rafael Andrade da Cunha Pereira	Rua Sinval de Sá nº. 70, Cidade Jardim, 30380-070, Belo Horizonte, BH, Brazil	Member of the Board of Directors of Andrade Gutierrez S.A. Executive Officer of Administradora São Miguel S.A.

Cristiana Gutierrez	Rua Sinval de Sá nº. 70, Cidade Jardim, 30380-070, Belo Horizonte, BH, Brazil	Member of the Board of Directors of Andrade Gutierrez S.A. Executive Officer of Administradora Sant’Ana LTDA

Rodrigo Werneck Gutierrez	Praia de Botafogo 186, (20th floor), Botafogo, 22250-145, Rio de Janeiro, RJ, Brazil	Member of the Board of Directors of Andrade Gutierrez S.A.

João Pedro Amado Andrade	Praia de Botafogo 186, (20th floor), Botafogo, 22250-145, Rio de Janeiro, RJ, Brazil	Member of the Board of Directors of Andrade Gutierrez S.A. Executive Officer of Administradora Santo Estevão S.A.

Marcos Amado Andrade	Praia de Botafogo 186, (20th floor), Botafogo, 22250-145, Rio de Janeiro, RJ, Brazil	Member of the Board of Directors of Andrade Gutierrez S.A. Executive Officer of Administradora Santo Estevão S.A.

Cláudio José de Castro Miserani	Rua Dr. Geraldo Campos Moreira, 375 (9th floor), Brooklin Novo, 04571-020, São Paulo, SP, Brazil	Vice President of Andrade Gutierrez S.A.

Claudio Gonçalves Mendonça Santos	Praia de Botafogo 186, (20th floor), Botafogo, 22250-145, Rio de Janeiro, RJ, Brazil	Vice President of Andrade Gutierrez S.A.

Renato Torres de Faria	Rua Sinval de Sá nº. 70, Cidade Jardim, 30380-070, Belo Horizonte, BH, Brazil

Officer and Investor Relations Officer of Andrade Gutierrez Concessões S.A. and Andrade Gutierrez Participações S.A.

Member of the Board of Directors of Domino Holdings S.A.

Member of Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Member of the Board of Directors of Oi S.A. and Contax Participações S.A.

Member of the Board of Directors of Companhia de Saneamento do Paraná - Sanepar

Vice President of Andrade Gutierrez S.A.

Vice President of Venus RJ Participações S.A.

Paulo Roberto Reckziegel Guedes	Rua Sinval de Sá nº. 70, Cidade Jardim, 30380-070, Belo Horizonte, BH, Brazil

Vice President of Andrade Gutierrez S.A.

Officer of Andrade Gutierrez Concessões S.A. and Andrade Gutierrez Participações S.A.

Member of the Board of Directors of Companhia Energética de Minas Gerais – CEMIG and Concessões Rodoviárias S.A. – CCR

Executive Officers of Venus RJ Participações S.A.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Otávio Marques de Azevedo	Rua Dr. Geraldo Campos Moreira, 375 (9th floor), Brooklin Novo, 04571-020, São Paulo, SP, Brazil

Chief Executive Officer of Andrade Gutierrez S/A, Venus RJ Participações S.A., PASA Participações S.A., AG Telecom Participações S.A.

Chairman of the Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Member of the Board of Directors of Companhia Energética de Minas Gerais - CEMIG

Luiz Otávio Mourão	Rua Dr. Geraldo Campos Moreira, 375 (9th floor), Brooklin Novo, 04571-020, São Paulo, SP, Brazil

Legal Vice President of Andrade Gutierrez S.A.

Vice President of Venus RJ Participações S.A.

Executive Officer of ADPAR Administração e Participações Ltda.

Vice President of PASA Participações S.A.

Vice President of AG Telecom Participações S.A.

Renato Torres de Faria	Av. do Contorno, 8123, Cidade Jardim, 30110-937, Belo Horizonte, MG, Brazil

Officer and Investor Relations Officer of Andrade Gutierrez Concessões S.A. and Andrade Gutierrez Participações S.A.

Member of the Board of Directors of Domino Holdings S.A.

Member of Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Member of the Board of Directors of Oi S.A. and Contax Participações S.A.

Member of the Board of Directors of Companhia de Saneamento do Paraná—Sanepar

Vice President of Andrade Gutierrez S.A.

Vice President of Venus RJ Participações S.A.

Executive Officers of PASA Participações S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Otávio Marques de Azevedo	Rua Dr. Geraldo Campos Moreira, 375 (9th floor), Brooklin Novo, 04571-020, São Paulo, SP, Brazil

Chief Executive Officer of Venus RJ Participações S.A., PASA Participações S.A. and AG Telecom Participações S.A.

Chairman of the Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Member of the Board of Directors of Companhia Energética de Minas Gerais - CEMIG

Luiz Otávio Mourão	Rua Dr. Geraldo Campos Moreira, 375 (9th floor), Brooklin Novo, 04571-020, São Paulo, SP, Brazil	Vice President of Venus RJ Participações S.A. Executive Officer of ADPAR Administração e Participações Ltda. Vice President of PASA Participações S.A. Vice President of AG Telecom Participações S.A.

Shakhaf Wine	Rua Borges de Medeiros, 633, room 301, Lagoa, 22430-041, Rio de Janeiro, RJ, Brazil

Executive Director of Portugal Telecom, SGPS, S.A.

Chief Executive Officer of Bratel Brasil S.A.

Vice President of PASA Participações S.A., and AG Telecom Participações S.A.

Member of Board of Directors of Telemar Participações S.A. and Oi S.A.

Executive Officers of AG Telecom Participações S.A.

All of the following persons are citizens of the Federative Republic of Brazil.

Name	Business address	Present principal occupation or employment and the name of any corporation or other organization in which such employment is conducted

Otávio Marques de Azevedo	Rua Dr. Geraldo Campos Moreira, 375 (9th floor), Brooklin Novo, 04571-020, São Paulo, SP, Brazil

Chief Executive Officer of Venus RJ Participações S.A., PASA Participações S.A. and AG Telecom Participações S.A.

Chairman of the Board of Directors of Telemar Participações S.A. and CTX Participações S.A.

Member of the Board of Directors of Companhia Energética de Minas Gerais - CEMIG

Luiz Otávio Mourão	Rua Dr. Geraldo Campos Moreira, 375 (9th floor), Brooklin Novo, 04571-020, São Paulo, SP, Brazil	Vice President of Venus RJ Participações S.A. Executive Officer of ADPAR Administração e Participações Ltda. Vice President of PASA Participações S.A. Vice President of AG Telecom Participações S.A.

Shakhaf Wine	Rua Borges de Medeiros, 633, room 301, Lagoa, 22430-041, Rio de Janeiro, RJ, Brazil

Executive Director of Portugal Telecom, SGPS, S.A.

Chief Executive Officer of Bratel Brasil S.A.

Vice President of PASA Participações S.A., and AG Telecom Participações S.A.

Member of Board of Directors of Telemar Participações S.A. and Oi S.A.